GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ André Demarais
André Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:

/s/ Guy Fortin
Name: Guy Fortin

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2014.

/s/ Paul Demarais, Jr. _______
Paul Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Lucie Thibault
Name: Lucie Thibault

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alain Louvel, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2014.

/s/ Alain Louvel
Alain Louvel
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Anne Louvel
Name: Anne Louvel

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P. Mahon, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2014.

/s/ P. Mahon
P. Mahon
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Eleanor McAulay
Name: Eleanor McAulay

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Raymond L. McFeetors, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of February, 2014.

/s/ Raymond L. McFeetors
Raymond L. McFeetors
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Darlene Boutet
Name: Darlene Boutet

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerry E. A. Nickerson, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 2014.

/s/ Jerry Nickerson
Jerry E. A. Nickerson
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Darlene Jennings
Name: Darlene Jennings

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Raymond Royer, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2014.

/s/ Raymond Royer
Raymond Royer
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Celine Cote
Name: Celine Cote

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey Orr, Chairman of the Board of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2014.

/s/ Jeffrey Orr__
Jeffrey Orr
Chairman of the Board
Great-West Life & Annuity Insurance Company

Witness:
/s/ Marie Selye
Name: Marie Selye

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michel Plessis-Bélair, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28 day of January, 2014.

/s/ Michael Plessis-Bélair
Michel Plessis-Bélair
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Celine Cote
Name: Celine Cote

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Henri-Paul Rousseau, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 2014.

/s/ Henri-Paul Rousseau
Henri-Paul Rousseau
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Maria Iacampo
Name: Maria Iacampo

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Greg Tretiak, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Greg Tretiak
Greg Tretiak
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Maria Cristina Cocca
Name: Maria Cristina Cocca

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness:
/s/ Pricilla Silverman
Name: Pricilla Silverman